                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund                                                   February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Laudus International MarketMasters Fund (formerly known as Schwab           September 2, 1996
International MarketMasters Fund, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as Schwab U.S.               October 13, 1996
MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund, Laudus      October 13, 1996
Balanced MarketMasters Fund, Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Laudus Small-Cap MarketMasters Fund (formerly known as Schwab Small-Cap     August 3, 1997
MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional   October 28, 1998
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                                        April 15, 1999

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Fund                                                                        Effective Date
----                                                                        --------------
Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund                                                May 19, 2003

Schwab Dividend Equity Fund                                                 September 23, 2003

Schwab Premier Equity Fund                                                  November 16, 2004

Schwab Target 2010 Fund                                                     May 24, 2005

Schwab Target 2015 Fund                                                     November 12, 2007

Schwab Target 2020 Fund                                                     May 24, 2005

Schwab Target 2025 Fund                                                     November 12, 2007

Schwab Target 2030 Fund                                                     May 24, 2005

Schwab Target 2035 Fund                                                     November 12, 2007

Schwab Target 2040 Fund                                                     May 24, 2005

Schwab Retirement Fund                                                      May 24, 2005

Schwab Large Cap Growth Fund                                                May 24, 2005

Schwab Fundamental US Large Company Index Fund                              February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                          February 28, 2007

Schwab Fundamental International Large Company Index Fund                   February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                              November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund               November 12, 2007

Schwab Monthly Income Fund -- Moderate Payout                               February 25, 2008

Schwab Monthly Income Fund -- Enhanced Payout                               February 25, 2008

Schwab Monthly Income Fund -- Maximum Payout                                February 25, 2008

Schwab International Core Equity Fund                                       February 25, 2008


                                      SCHWAB CAPITAL TRUST

                                      By:
                                           ---------------------------
                                           Jeffrey Mortimer,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By:
                                           ---------------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer
Dated as of May 1, 2008

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                                       Fee
----                                                       ---
Schwab International Index Fund                            Forty-three one-hundredths of one percent (0.43%) of the Fund's average daily net assets not in excess of $500 million and thirty-eight one-hundredths of one percent (0.38%) of such net assets over $500 million

Schwab Small-Cap Index Fund                                Thirty-three one-hundredths of one percent (0.33%) of the Fund's average daily net assets not in excess of $500 million and twenty-eight one-hundredths of one percent (0.28%) of such net assets over $500 million

Schwab MarketTrack Growth Portfolio                        Forty-four one-hundredths of one percent (0.44%) of the Fund's average
(formerly known as Schwab Asset Director-High              daily net assets not in excess of $500 million, and thirty-nine one
Growth Fund)                                               hundredths of one percent (0.39%) of such net assets over $500 million

Schwab MarketTrack Balanced Portfolio                      Forty-four one-hundredths of one percent (0.44%) of the Fund's average
(formerly known as Schwab Asset Director-Balanced          daily net assets not in excess of $500 million, and thirty-nine one
Growth Fund)                                               hundredths of one percent (0.39%) of such net assets over $500 million

Schwab MarketTrack Conservative Portfolio (formerly        Forty-four one-hundredths of one percent (0.44%) of the Fund's average
known as Schwab Asset Director-Conservative Growth         daily net assets not in excess of $500 million, and thirty-nine one
Fund)                                                      hundredths of one percent (0.39%) of such net assets over $500 million

Schwab S&P 500 Index Fund                                  Fifteen one-hundredths of one percent (0.15%) of the Fund's average daily net assets not in excess of $500 million; nine one-hundredths of one percent (0.09%) of such net assets over $500 million but not in excess of
                                                           $5 billion; eight one-hundredths of one percent (0.08%) of the Fund's daily net assets over $5 billion but not in excess of $10 billion; and
                                                           seven one-hundredths of one percent (0.07%) of such net assets over $10 billion

Fund                                                       Fee
----                                                       ---
Schwab Core Equity Fund (formerly known as                 Fifty-four one-hundredths of one percent (0.54%) of the Fund's average
Schwab Analytics Fund)                                     daily net assets not in excess of $500 million, and forty
                                                           nine-one-hundredths of one percent (0.49%) of such net assets over $500 million

Laudus International MarketMasters Fund                    One percent and forty one-hundredths of one percent (1.40%) of the Fund's
(formerly known as Schwab International MarketMasters      average daily net assets (as of February 28, 2005, one percent and
Fund, Schwab MarketManager International Portfolio and     twenty-nine one-hundredths of one percent (1.29%) of the Fund's average
Schwab OneSource Portfolios-International)                 daily net assets not in excess of $500 million; one percent and two hundred seventy-five one-thousandths of one percent (1.275%) of such net assets over $500 million but not in excess of $1 billion; and one percent and twenty-five one-hundredths of one percent (1.25%) of such net assets over $1 billion)

Laudus U.S. MarketMasters Fund (formerly known as Schwab   One percent (1.00%) of the Fund's average daily net assets (as of
U.S. MarketMasters Fund, Schwab MarketManager Growth       February 28, 2005, nine hundred twenty-five one-thousandths of one
Portfolio and Schwab OneSource Portfolios-Growth           percent (0.925%) of the Fund's average daily net assets not in excess of
Allocation)                                                $500 million; ninety-two one-hundredths of one percent (0.92%) of such net assets over $500 million but not in excess of $1 billion; and
                                                           ninety-one one-hundredths of one percent (0.91%) of such net assets over
                                                           $1 billion)

Schwab Balanced Fund (formerly known as Schwab             Eighty-five one-hundredths of one percent (0.85%) of the Fund's average
Viewpoints Fund, Laudus Balanced MarketMasters Fund,       daily net assets (as of February 28, 2005, seven hundred seventy-five
Schwab Balanced MarketMasters Fund, Schwab MarketManager   one-hundredths of one percent (0.775%) of the Fund's average daily net
Balanced Portfolio and Schwab OneSource                    assets not in excess of $500 million; seventy-five one-hundredths of one
Portfolios-Balanced Allocation)                            percent (0.75%) of such net assets over $500 million but not in excess of
                                                           $1 billion; and seven hundred twenty-five one-thousandths of one percent
                                                           (0.725%) of such net assets over $1 billion)

Laudus Small-Cap MarketMasters Fund (formerly known as     One percent and thirty one-hundredths of one percent (1.30%) of the
Schwab Small-Cap MarketMasters Fund, Schwab MarketManager  Fund's average daily net assets (as of February 28, 2005, one percent and
Small Cap Portfolio and Schwab OneSource                   seventeen one-hundredths of one percent (1.17%) of the Fund's average
Portfolios-Small Company)                                  daily net assets not in excess of $500 million; one percent and thirteen one-hundredths of one percent (1.13%) of such net assets over $500 million but not in excess of $1 billion; and one percent and seven one-hundredths of one percent (1.07%) of such net assets over $1 billion)

Fund                                                       Fee
----                                                       ---
Schwab Market Track All Equity Portfolio (formerly known   Forty-four one-hundredths of one percent (0.44%) of the Fund's average
as Schwab Asset Director-Aggressive Growth Fund)           daily net assets not in excess of $500 million, and thirty-nine one-hundredths of one percent (0.39%) of such net assets over $500 million

Schwab Institutional Select S&P 500 Fund (formerly known   Fifteen one-hundredths of one percent (0.15%) of the Fund's average daily
as Institutional Select S&P 500 Fund)                      net assets not in excess of $500 million; nine one-hundredths of one percent (0.09%) of the Fund's average daily net assets not in excess of
                                                           $5 billion; eight one-hundredths of one-percent (0.08%) of the Fund's average daily net assets not in excess of $$10 billion; and seven one-hundredths of one percent (0.7%) of such net assets over $10 billion.

Schwab Total Stock Market Index Fund                       Thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets not in excess of $500 million; and twenty-two one-hundredths of one percent (0.22%) of such net assets over $500 million

Schwab Financial Services Fund (formerly known as          Fifty-four one-hundredths of one percent (0.54%) of the Fund's average
Financial Services Focus Fund)                             daily net assets (as of February 28, 2005, fifty-four one-hundredths of one percent (0.54%) of the Fund's average daily net assets not in excess of $500 million; five hundred fifteen one-thousandths of one percent
                                                           (0.515%) of such net assets over $500 million but not in excess of $1 billion; and forty-nine one-hundredths of one percent (0.49%) of such net assets over $1 billion)

Schwab Health Care Fund (formerly know as Health Care      Fifty-four one-hundredths of one percent (0.54%) of the Fund's average
Focus Fund)                                                daily net assets (as of February 28, 2005, fifty-four one-hundredths of one percent (0.54%) of the Fund's average daily net assets not in excess of $500 million; five hundred fifteen one-thousandths of one percent
                                                           (0.515%) of such net assets over $500 million but not in excess of $1 billion; and forty-nine one-hundredths of one percent (0.49%) of such net assets over $1 billion)

Fund                                                       Fee
----                                                       ---
Schwab Hedged Equity Fund                                  One percent and seventy-five one-hundredths of one percent (1.75%) of the
                                                           Fund's average daily net assets (as of February 28, 2005, one percent and six hundred seventy-five one-thousandths of one percent (1.675%) of the
                                                           Fund's average daily net assets not in excess of $500 million; one percent and sixty-five one-hundredths of one percent (1.65%) of such net assets over $500 million but not in excess of $1 billion; one percent and sixty-three one-hundredths of one percent (1.63%) of such net assets over
                                                           $1 billion)

Schwab Small-Cap Equity Fund                               One percent and five one-hundredths of one percent (1.05%) of the Fund's average daily net assets (as of February 28, 2005, nine hundred and seventy-five one-thousandths of one percent (0.975%) of the Fund's average daily net assets not in excess of $500 million; ninety-three one-hundredths of one percent (0.93%) of such net assets over $500 million but not in excess of $1 billion; ninety-one one-hundredths of one percent (0.91%) of such net assets over $1 billion)

Schwab Dividend Equity Fund                                Eighty-five one-hundredths of one percent (0.85%) of the Fund's average daily net assets (as of February 28, 2005, seven hundred and seventy-five one-thousandths of one percent (0.775%) of the Fund's average daily net assets not in excess of $500 million; seventy-seven one-hundredths of one percent (0.77%) of such net assets over $500 million but not in excess of
                                                           $1 billion; seventy-six one-hundredths of one percent (0.76%) of such net assets over $1 billion)

Schwab Premier Equity Fund                                 Ninety-one one-hundredths of one percent (0.91%) of the Fund's average daily net assets not in excess of $500 million; eight hundred and eighty-five one-thousandths of one percent (0.885%) of such net assets over $500 million but not in excess of $1 billion; eighty-six one-hundredths of one percent (0.86%) of such net assets over $1 billion

Schwab Target 2010 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2015 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2020 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Fund                                                       Fee
----                                                       ---
Schwab Target 2025 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2030 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2035 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2040 Fund                                    Zero percent (0%) of the Fund's average daily net assets

Schwab Retirement Fund                                     Zero percent (0%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund                               Eighty-seven one-hundredths of one percent (0.87%) of the Fund's average daily net assets not in excess of $500 million; eighty-five one-hundredths of one percent (0.85%) of such net assets over $500 million but not in excess of $1 billion; eighty-three one-hundredths of one percent (0.83%) of such net assets over $1 billion but not in excess of $2 billion; eighty-one one-hundredths (0.81%) of such net assets over
                                                           $2 billion

Schwab Fundamental US Large Company Index Fund             Thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets not in excess of $500 million; twenty-two one-hundredths of one percent (0.22%) of such net assets over $500 million but not in excess of $5 billion; twenty one-hundredths of one percent (0.20%) of such net assets over $5 billion but not in excess of $10 billion;
                                                           eighteen one-hundredths (0.18%) of such net assets over $10 billion

Schwab Fundamental US Small-Mid Company Index Fund         Thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets not in excess of $500 million; twenty-two one-hundredths of one percent (0.22%) of such net assets over $500 million but not in excess of $5 billion; twenty one-hundredths of one percent (0.20%) of such net assets over $5 billion but not in excess of $10 billion;
                                                           eighteen one-hundredths (0.18%) of such net assets over $10 billion

Fund                                                       Fee
----                                                       ---
Schwab Fundamental International Large Company Index Fund  Thirty one-hundredths of one percent (0.30%) of the Fund's average daily net assets not in excess of $500 million; twenty-two one-hundredths of one percent (0.22%) of such net assets over $500 million but not in excess of $5 billion; twenty one-hundredths of one percent (0.20%) of such net assets over $5 billion but not in excess of $10 billion;
                                                           eighteen one-hundredths (0.18%) of such net assets over $10 billion

Schwab Fundamental Emerging Markets Index Fund             Fifty one-hundredths of one percent (0.50%) of the Fund's average daily net assets not in excess of $500 million; forty-eight one-hundredths of one percent (0.48%) of such net assets over $500 million but not in excess of $5 billion; forty-six one-hundredths of one percent (0.46%) of such net assets over $5 billion but not in excess of $10 billion;
                                                           forty-four one-hundredths (0.44%) of such net assets over $10 billion

Schwab Fundamental International Small-Mid Company Index   Forty one-hundredths of one percent (0.40%) of the Fund's average daily
Fund                                                       net assets not in excess of $500 million; thirty-eight one-hundredths of one percent (0.38%) of such net assets over $500 million but not in excess of $5 billion; thirty-six one-hundredths of one percent (0.36%) of such net assets over $5 billion but not in excess of $10 billion;
                                                           thirty-four one-hundredths (0.34%) of such net assets over $10 billion

Schwab Monthly Income Fund -- Moderate Payout              Zero percent (0%) of the Fund's average daily net assets

Schwab Monthly Income Fund -- Enhanced Payout              Zero percent (0%) of the Fund's average daily net assets

Schwab Monthly Income Fund -- Maximum Payout               Zero percent (0%) of the Fund's average daily net assets

Schwab International Core Equity Fund                      Eighty-one one-hundredths of one percent (0.81%) of the Fund's average daily net assets not in excess of $500 million; seventy-nine one-hundredths of one percent (0.79%) of such net assets over $500 million but not in excess of $1 billion; seventy-seven one-hundredths of one percent (0.77%) of such net assets over $1 billion

                                      SCHWAB CAPITAL TRUST

                                      By:
                                           ---------------------
                                           Jeffrey Mortimer,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By:
                                           ---------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of May 1, 2008